Exhibit 13.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Banco Macro S.A. (the “Company”), does hereby certify that, to the best of such officer’s knowledge:

1.	The accompanying Report of the Company on Form 20-F (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 26, 2013	/s/ Jorge Pablo Brito
	Name:	Jorge Pablo Brito
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Banco Macro S.A. and will be retained by Banco Macro S.A. and furnished to the Securities and Exchange Commission or its staff upon request.